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                                 EXHIBIT 10.28

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THIS INDENTURE made the 5/th/ day of November, 1998.

BETWEEN:

  CASTLETON NETWORK SYSTEMS CORPORATION


     (Hereinafter called the "Assignee")

                                                               OF THE FIRST PART

AND:

                        NEWBRIDGE NETWORKS CORPORATION

     (Hereinafter called the "Assignor")

                                                              OF THE SECOND PART

AND:

  KANATA RESEARCH PARK CORPORATION


     (Hereinafter called the "Landlord")

                                                               OF THE THIRD PART


     WHEREAS by written Lease dated the 28/th/ day of July, 1997, (the "Lease") and by a written amendment to Lease dated the 24/th/ day of October, 1997, (the "Amendment to Lease") made between the Assignor as "Tenant"and the Landlord, the Landlord did demise unto the Tenant the Leased Premises therein described which Leased Premises is located in the Building known municipally as 555 Legget Drive, subject to the Tenant's covenants and agreements therein contained;

     AND WHEREAS the Assignor has agreed to sell and assign its interests and obligations under the Lease unto the Assignee and the Landlord is in agreement with this assignment;

     NOW THIS INDENTURE WITNESSETH that in consideration of ten dollars ($10.00) now paid by the Assignee to the Assignor (the receipt and sufficiency of which is hereby acknowledged) the Assignor doth hereby grant and assign unto the Assignee as of November 5th, 1998, those Leased Premises leased by the Landlord to the Tenant in the aforesaid Lease, together with the unexpired residue of the Term therein, and all benefit and advantage to be derived therefrom;

     TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns, subject to the payment of the rent and the observance and performance of the Tenant's covenants and conditions contained in the Lease;

     AND the Assignor hereby covenants with the Assignee that, notwithstanding any act of the Assignor, the Lease is a good, valid and subsisting Lease, and that the rents thereby reserved have been duly paid up to the 5/th/ day of November 1998, and the covenants and

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conditions therein contained have been duly paid and performed by the Assignor up to the date hereof, save for any year end adjustments;

     AND the Assignor now has good right, full power and absolute authority to assign the Lease and Leased Premises in the manner aforesaid, according to the true intent and meaning of these presents;

     AND that subject to the payment of rent, and the Tenant's covenants and the conditions contained in the Lease, the Assignee may enter into and upon and hold and enjoy the Leased Premises for the residue of the Term granted by the Lease and every renewal thereof (if any) for its own use and benefit, without any interruption of the Assignor or any other person whomever claiming or to claim by, through or under the Assignor;

     AND that the Assignor shall and will from time to time, and that at all times hereafter, at the request and cost of the Assignee, execute such further assurance of the said Leased Premises as the Assignee shall reasonably require;

     AND the Assignee hereby covenants with the Landlord and the Assignor that the Assignee shall and will from time to time during all the residue of the Term granted by the Lease, and every renewal thereof, pay the rent and perform the Tenant's covenants, conditions and agreements therein respectively reserved and contained, and indemnify and save harmless the Assignor therefrom and from all actions, suits, costs, losses, charges, damages and expenses for or in respect thereof;

     THE Landlord hereby consents to the within Assignment and notwithstanding any other terms of this Assignment:

(a) the Assignee covenants and agrees with the Landlord to pay the rent as set out in the Lease and to observe and perform all of the Tenant's covenants, obligations, and agreements as set out in the Lease as fully and effectively as if the Assignee had been named the Tenant in the Lease;

(b) the Assignor shall in no way be relieved of any liability or responsibility under the Lease and shall continue to be responsible for the due performance of each and every covenant, proviso, condition and agreement to be performed and observed by the Tenant under the Lease and hereby waives any right to require the Landlord to proceed against the Assignee or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Assignor;

(c) none of the following or any combination thereof shall release, discharge or in any way change or reduce the obligations of the Assignor under the Lease;

     (i) neglect of forbearance of the Landlord in endeavouring to obtain payment of the rent or other amounts required to be paid under the Lease, as and when due;
     (ii) delay by the Landlord in enforcing performance or observance of the covenants, provisos, conditions or agreements to be performed and observed by the Assignor under the Lease;
     (iii) any extension of time given by the Landlord to the Assignor or any other act or failure to act by the Landlord.

(d) the Landlord shall be under no obligation whatsoever to notify the Assignor of the default in payment, condition or proviso under the Lease and the Landlord may

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     exercise its right of re-entry or its right to terminate the Lease without notice to the Assignor;

(e) the Assignee covenants and agrees with the Landlord to adjust all financial matters with the Landlord under the Lease notwithstanding that any such adjustments relate to a period of occupancy of the Leased Premises by the Assignor.

The Assignee covenants and agrees with the Assignor that:

(a) the Assignee will assume and perform all the obligations of the Assignor arising out of the Lease from and including the 5/th/ day of November, 1998 to the end of the Term of the Lease and any renewals thereof;

(b) the Assignee will indemnify and save harmless the Assignor from all costs and liabilities arising out of the Lease incurred from and including the 5/th/ day of November, 1998.

The Assignor covenants and agrees with the Assignee that:

(a) the Assignor will indemnify and save harmelss the Assignee from all costs and liabilities arising out of the Lease incurred prior to the 5th day of November, 1998.

     AND it is hereby declared and agreed that these presents and everything herein contained shall respectively enure to the benefit of and be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns respectively.

     IN WITNESS WHEREOF the said parties hereto have hereunto set their hands and seals.

SIGNED, SEALED AND DELIVERED
     In the presence of:

                                     ASSIGNEE:
                                     CASTLETON NETWORK SYSTEMS
                                     CORPORATION

                                     Per: ___________________________
                                     Name:
                                     Title:

                                     Per: ___________________________
                                     Name:  Peter Nadeau
                                     Title: Director

                                                                             C/S


                                     ASSIGNOR:
NEWBRIDGE NETWORKS CORPORATION

                                     Per: ___________________________
                                     Name:  D. Mills
                                     Title: Vice President Administration

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                                     Per: ______________________________
                                     Name:  Peter Nadeau
                                     Title: Vice President, General Counsel

                                                                             C/S


                                     LANDLORD:
                                     KANATA RESEARCH PARK CORPORATION

                                     Per: ______________________________
                                     Name:  Bronwen A. Heins
                                     Title: President

                                                                             C/S

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